UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the 2023 Annual Meeting held April 25, 2023, the Churchill Downs Incorporated (the "Company") shareholders:
(1) elected three (3) Class III Directors to terms of three (3) years each;
(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023;
(3) approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in the proxy statement; and
(4) approved, on an advisory basis, of one year as the frequency of the advisory vote to approve executive compensation of the Company’s named executive officers.
Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the Meeting.
(1) Election of Class III Directors for a three year term

Nominee	For	Withheld	Broker Non-Votes
Robert L. Fealy	27,919,074	2,194,172	2,452,735
Douglas C. Grissom	29,192,635	920,611	2,452,735
Daniel P. Harrington	28,455,014	1,658,232	2,452,735
(2) Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for fiscal year 2023

For	Against	Abstentions	Broker Non-Votes
32,120,822	420,795	24,364	—
(3) Approval, on an advisory basis, of the compensation of the Company’s named executive officers

For	Against	Abstentions	Broker Non-Votes
29,463,576	592,788	56,882	2,452,735
(4) Approval, on an advisory basis, of one year as the frequency of the advisory vote to approve executive compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
29,457,407	118,237	478,449	59,153	2,452,735

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 25, 2023	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Executive Vice President, General Counsel and Secretary